UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On March 8, 2022, Xtant Medical Holdings, Inc. (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2021. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures, such as non-GAAP adjusted EBITDA, which are included in the press release furnished as Exhibit 99.1 to this report. The Company’s non-GAAP adjusted EBITDA is calculated by adding back to net loss the charges for other expense, depreciation and amortization expense, interest expense, and tax expense and further adjusted by adding back in or excluding, as appropriate, non-cash compensation, separation related expenses, change in warrant derivative liability and legal settlement reserves.

The Company uses adjusted EBITDA and the other non-GAAP measures in making operating decisions because it believes these measures provide meaningful supplemental information regarding its core operational performance. Additionally, these measures give the Company a better understanding of how it should invest in sales and marketing and research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. The Company also uses these measures to help make budgeting and spending decisions, for example, among sales and marketing expenses, general and administrative expenses, and research and development expenses. Additionally, the Company believes its use of non-GAAP adjusted EBITDA and other non-GAAP measures facilitates management’s internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including, without limitation, non-cash charges and certain large and unpredictable charges.

As described above, the Company excludes the following items from its non-GAAP financial measures for the following reasons:

Non-cash compensation. The Company excludes non-cash compensation, which is a non-cash charge related to equity awards granted by the Company. Although non-cash compensation is a recurring charge to the Company’s operations, management has excluded it because it relies on valuations based on future events, such as the market price of the Company’s common stock, that are difficult to predict and are affected by market factors that are largely not within the control of the Company. Thus, management believes that excluding non-cash compensation facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Separation related expenses. The Company excludes separation related expenses from non-GAAP adjusted EBITDA primarily because such expenses are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Change in warrant derivative liability. The Company excludes the change in fair market value of its warrants that are accounted for as liabilities from non-GAAP adjusted EBITDA primarily because it is a non-cash charge, it is not reflective of the Company’s ongoing operating results, and it is not used by management to assess the core profitability of the Company’s business operations. Because it is a non-cash expense, it does not impact the Company’s operational performance, liquidity, or ability to invest in sales and marketing, research and development, and fund acquisitions and capital expenditures. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Legal settlement reserves. The Company excludes legal settlement reserves from non-GAAP adjusted EBITDA primarily because such reserves are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-GAAP adjusted EBITDA is reconciled to net loss, the most directly comparable GAAP measure, in the press release.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of the Company’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names, limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP. Non-GAAP financial measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. Accordingly, the Company qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated March 8, 2022 entitled “Xtant Medical Announces Fourth Quarter and Full Year 2021 Financial Results” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Interim Chief Financial Officer

Date: March 8, 2022